UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Community Bancorp /VT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

www.envisionreports.com/CMTV Step 1: Go to www.investorvote.com/CMTV. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/CMTV or scan the QR code — login details are located in the shaded bar below. 2022 Community Bancorp. Shareholder Meeting Notice 03LNAD + + Important Notice Regarding the Availability of Proxy Materials for the Community Bancorp. Shareholder Meeting to be held on Tuesday, May 17, 2022 at 2:00pm Eastern Time virtually through our online platform at www.meetnow.global/M6N55M6. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and website location of the annual meeting are on the reverse side. Your vote is important! This communication presents only a listing of the items to be voted on at the annual meeting. The complete proxy materials are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and 2021 Annual Report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side. Requests for paper copy should be made on or before Saturday, May 7, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CMTV. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Community Bancorp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Saturday, May 7, 2022. The Community Bancorp. Annual Meeting of Shareholders will be held virtually, through our online platform, at www.meetnow.global/M6N55M6, on Tuesday, May 17, 2022 at 2:00pm Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. TO ELECT THE FOLLOWING FIVE NOMINEES TO THE CLASS OF DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2025 ANNUAL MEETING OF SHAREHOLDERS: DAVID P. LAFORCE, STEPHEN P. MARSH, CAROL A. MARTIN, JEFFREY L. MOORE, AND FREDRIC OESCHGER. 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION. 3. TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF BERRY DUNN AS THE COMPANY’S EXTERNAL AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. PLEASE RETAIN THIS NOTICE, WHICH INCLUDES YOUR MEETING ACCESS CONTROL NUMBER IN THE SHADED BAR ON THE FRONT SIDE, IN ORDER TO ACCESS AND PARTICIPATE IN THE VIRTUAL ANNUAL MEETING. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy mat erials to receive a proxy card. If you wish to attend and vote at the virtual online meeting, please have this notice with you when you access the online platform at www.meetnow.global/M6N55M6. You will need to enter the control number in the shaded bar on the front of this notice to attend the meeting. 2022 Community Bancorp. Shareholder Meeting Notice